CONSENT UNDER THE AMENDED, RESTATED

                       AND CONSOLIDATED CREDIT AGREEMENT

                  CONSENT dated as of December 5, 2001 (this "Consent") under the Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999 (as amended, the "Credit Agreement") by and among American Skiing Company ("American Skiing") and the other borrowers party thereto (collectively, the "Borrowers"), the lenders party thereto (the "Lenders") and Fleet National Bank, N.A. (formerly known as BankBoston, N.A.), as agent (the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders consent to certain transactions as set forth herein, and the Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1. Section 1.1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement and the following term shall have the following meaning:

                   "Sugarloaf Sale": the sale by Sugarloaf Mountain Company to Carrabassett Valley Academy (or its permitted successors and assigns) of certain assets pursuant to the terms of that certain Purchase and Sale Agreement dated as of November 9, 2001, attached hereto as Exhibit A.

                  "Term Loan Transaction": the transaction represented by, collectively, (a) the Term Loan Agreement dated as of December 5, 2001 among Heavenly Valley Limited Partnership, the lenders party thereto and Fleet National Bank, as agent, (b) the Guaranty dated as of December 5, 2001 by American Skiing, (c) the Security Agreement dated as of December 5, 2001 between Heavenly Valley Limited Partnership and Fleet National Bank, as agent, (d) the Security Interest Subordination Agreement dated as of December 5, 2001 among Heavenly Valley Limited Partnership, Fleet National Bank, as agent under the Term Loan Agreement referred to above, the Agent and the Lenders, and (e) and all other related documents, in each case, attached hereto as Exhibits B-1 through B-8.

                                   ARTICLE II
                              CONSENTS; AGREEMENTS

                  Section 2.1. Consents. (a) Notwithstanding anything to the contrary set forth in the Credit Agreement, the Agent and the requisite Lenders hereby consent to the Sugarloaf Sale; provided, that, in the event that 100% of the proceeds of such sale are not applied pursuant to Section 4.1(c)(ii) of the Credit Agreement, such proceeds shall be applied to prepay the Loans as set forth to Section 4.1(c)(v) of the Credit Agreement. The requisite Lenders hereby consent to the release by the Agent of all security interests held by the Agent for the benefit of the Lenders in the assets that are the subject of the Sugarloaf Sale.

                  (b) Notwithstanding anything to the contrary set forth in the Credit Agreement, the Agent and the requisite Lenders hereby consent to the Term Loan Transaction, including, without limitation, the incurrence of Indebtedness and the granting of Liens by certain of the Borrowers and certain of its Affiliates as contemplated thereby. The requisite Lenders hereby consent to the subordination by the Agent of its security interests in the Joint Collateral (as defined in the Security Interest Subordination Agreement dated as of December 5,
2001). Notwithstanding anything to the contrary set forth in the Credit Agreement, the proceeds from the Term Loan Transaction shall be applied to the prepayment of Revolving Credit Advances; provided, however, such prepayments shall not constitute a permanent reduction of the aggregate Maximum Revolving Credit Amount.

                  Section 2.2. Agreement. Notwithstanding anything to the contrary set forth in the Second Amendment or in Section 9.8 of the Credit Agreement, the Agent, the Lenders and the Borrowers hereby agree that, during the Prepayment Period, neither the Borrowers nor any Restricted Subsidiary shall make or commit to make, directly or indirectly, any Permitted Disposition, except the following: (a) the Sugarloaf Sale and (b) sales or dispositions (or a series of individual sales or dispositions) for fair market value up to $500,000; provided, however, that such sales or dispositions shall require the consent of the Agent.

                                   ARTICLE III
                                  CLOSING DATE

                  Section 3.1 Closing Date. This Consent shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Consent, duly executed and delivered by the Borrowers, the Agent and the requisite Lenders.

                                   ARTICLE IV
                                 INTERPRETATION

                  Section 4.1. Continuing Effect of the Credit Agreement. The Borrowers, the Agent and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

                  Section 4.2. No Waiver. Nothing contained in this Consent shall be construed or interpreted or is intended as a waiver of any Default or Event of Default or of any rights, powers, privileges or remedies that the Agent or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default.

                                    ARTICLE V
                                  MISCELLANEOUS

                  Section 5.1. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Consent, (a) no Default or Event of Default has occurred and is continuing, and (b) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date.

                  Section 5.2. Payment of Fees and Expenses. The Borrowers hereby agree to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Consent, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                  Section 5.3. Counterparts. This Consent may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 5.4. GOVERNING LAW. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

                  Section 5.5. Reservation of Rights. Notwithstanding anything contained in this Consent, the Borrowers acknowledge that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default.

                  Section 5.6. Confirmation of Indebtedness. The Borrowers hereby confirm and acknowledge that, as of the Closing Date, (i) the Borrowers are truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind and (ii) the Borrowers are liable to the Lenders in respect of Loans and Letters of Credit in the aggregate principal amount of $152,624,786.

                  Section 5.7. Waiver. The Borrowers hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Consent or in the future against the Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Consent, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing; provided, however, that the provisions of this Section 5.7 shall not apply to any such matters of which the Borrowers are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Lender Group.

                  IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.



                                         AMERICAN SKIING COMPANY


                                         By: /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President


                                         SUNDAY RIVER SKIWAY CORPORATION


                                         By: /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President



                                         SUNDAY RIVER LTD.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                         PERFECT TURN, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President


                                        SUNDAY RIVER TRANSPORTATION INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President


                                        L.B.O. HOLDING, INC.


                                         By: /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        SUGARBUSH RESORT HOLDINGS, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        SUGARBUSH LEASING COMPANY


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        SUGARBUSH RESTAURANTS, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        MOUNTAIN WASTEWATER TREATMENT, INC.

                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        S-K-I, LTD.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        KILLINGTON, LTD.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        MOUNT SNOW LTD.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        PICO SKI AREA MANAGEMENT COMPANY


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        RESORT SOFTWARE SERVICES, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        KILLINGTON RESTAURANTS, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President


                                        DOVER RESTAURANTS, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        SUGARLOAF MOUNTAIN CORPORATION


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President


                                        MOUNTAINSIDE


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President


                                        ASC UTAH


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        STEAMBOAT SKI & RESORT CORPORATION


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        HEAVENLY  SKI & RESORT CORPORATION


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        HEAVENLY CORPORATION


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        HEAVENLY VALLEY, LIMITED  PARTNERSHIP

                                  By:  Heavenly Corporation, its general partner


                                         By: /s/  Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                       FLEET NATIONAL BANK (successor in
                                         interest to BankBoston, N.A.), as Agent


                                         By:/s/ Daniel Butler
                                            ------------------------------------
                                            Title: Vice President


                                         FLEET NATIONAL BANK (successor in
                                           interest to BankBoston, N.A.), as a
                                           Lender

                                         By:/s/ Daniel Butler
                                            ------------------------------------
                                            Title: Vice President


                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                                as a Lender

                                         By:/s/ Illegible
                                            ------------------------------------
                                            Title: Assistant Vice President


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                                successor by merger to First
                                                Security Bank, N.A., as a Lender


                                         By:/s/ Illegible
                                            ------------------------------------
                                            Title: Assistant Vice President




                                        U.S. BANK NATIONAL ASSOCIATION,
                                          as a Lender


                                         By:/s/ Illegible
                                            ------------------------------------
                                            Title: Vice President

                                         THE HOWARD BANK, N.A., as a Lender


                                         By:/s/ Illegible
                                            ------------------------------------
                                            Title:


                                         BLACK DIAMOND CLO 1998-1 LTD., as a
                                                Lender


                                         By: /s/ Illegible
                                            ------------------------------------
                                            Title: Director


                                         BLACK DIAMOND CLO 2000-1 LTD.,
                                                as a Lender


                                         By: /s/ Illegible
                                            ------------------------------------
                                            Title: Director


                                         BLACK DIAMOND INTERNATIONAL FUNDING,
                                                LTD., as a Lender


                                         By: /s/ Illegible
                                            ------------------------------------
                                            Title: Director




                                         By:
                                            ------------------------------------
                                            Title:

                                         MERRILL LYNCH PRIME RATE PORTFOLIO,
                                                              as a Lender

                                         By:  Merrill Lynch Investment Managers,
                                              L.P., as Investment Advisor



                                         By: /s/ Andrew C. Liggio
                                            ------------------------------------
                                            Title: Authorized Signatory

                                         DEBT STRATEGIES FUND, INC., as a Lender



                                         By: /s/ Andrew C. Liggio
                                            ------------------------------------
                                            Title: Authorized Signatory


                                         CAPTIVA II FINANCE LTD., as a Lender



                                         By:
                                            ------------------------------------
                                            Title:


                                         KZH-PAMCO LLC, as a Lender




                                         By: /s/ Illegible
                                            ------------------------------------
                                            Title:



                                         KZH HIGHLAND-2 LLC, as a Lender



                                         By: /s/ Illegible
                                            ------------------------------------
                                            Title:

                                         VAN KAMPEN PRIME RATE INCOME TRUST,
                                                as a Lender

                                         By:  Van Kampen Investment Advisory
                                              Corp.



                                         By: /s/ Darvin D. Pierce
                                            ------------------------------------
                                            Title: Executive Director

                                         GLENEAGLES TRADING LLC, as a Lender



                                         By: /s/ Ann E. Morris
                                            ------------------------------------
                                            Title: Assist. Vice President


                                         SRV-HIGHLAND, INC., as a Lender



                                         By: /s/ Ann E. Morris
                                            ------------------------------------
                                            Title: Assist. Vice President



                                        LONL LANE MASTER TRUST IV, as a Lender
                                        By:  Fleet National Bank as Trust
                                             Administrator


                                         By: /s/ Illegible
                                            ------------------------------------
                                            Title: